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                           SCHEDULE 14A
                          (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT


                     SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.  )


     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

    [ ] Preliminary proxy statement

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule
     14a-12

             APA OPTICS, INCORPORATED
         (Name of Registrant as Specified in Its Charter)

                RANDAL J. BECKER
            (Name of Person(s) Filing Proxy Statement)


Payment of filing fees (Check the appropriate box):

    [X]   $125 per Exchange Act Rule 0-11(c)(1)(ii),
          14a-6(i)(1), or 14a-6(j)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ]   Fee computed on table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.















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     (1)  Title of each class of securities to which transaction applies:



     (2)  Aggregate number of securities to which transaction applies:



     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1



     (4)  Proposed maximum aggregate value of transaction:




     1Set forth the amount on which the filing fee is calculated and state how it was determined.



    [ ]   Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. identify the previous filing by registration statement number or the form or schedule and the date of filing.

     (1)  Amount previously paid:



     (2)  Form schedule or registration statement no:



     (3)  Filing party:



     (4)  Date filed:












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